EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Humana Trans Services Holding Corp. (the "Company") on Form 10-QSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, George L. Riggs, III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


George L. Riggs, III
Chief Financial Officer
February 16, 2004




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